UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2010

Material Sciences Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	01-8803	95-2673173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 East Pratt Boulevard Elk Grove Village, Illinois		60007
(Address of Principal Executive Offices)		(Zip Code)

(847) 439-2210

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2010, MSC issued a press release to announce that the Board of Directors promoted James D. Pawlak, age 41, to Vice President, Chief Financial Officer, Corporate Controller and Corporate Secretary of MSC, effective immediately. The press release also announced that James M. Froisland, who had served as Chief Financial Officer, and Robert Rogowski, Vice president and Corporate Controller, had left the Company. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Since joining MSC in 1990, Mr. Pawlak has progressed through several financial positions of increasing financial responsibility, including serving as Business Unit Controller from September 1996 to July 2005, as Director of Financial Planning and Analysis from July 2005 through September 2006 and as Director of Finance since September 2006. Mr. Pawlak holds a Bachelor of Science in Finance from Northern Illinois University and is a registered certified public accountant.

In connection with Mr. Pawlak’s appointment as Vice President, Chief Financial Officer, Corporate Controller and Corporate Secretary, the Compensation, Organization and Corporate Governance Committee of the Board of Directors approved compensation arrangements with Mr. Pawlak including an annual salary of $205,000 and participation in the Company’s cash incentive bonus plan for fiscal 2011 with a target payout at 40% of his base salary. MSC will also enter into its standard Change of Control Agreement with Mr. Pawlak, which standard terms are summarized in MSC’s Proxy Statement dated May 29, 2009, under the caption “Executive Compensation—Potential Payments Upon Termination or Change-In-Control,” and which section is incorporated herein by reference. MSC will also enter into its standard Indemnification Agreement with Mr. Pawlak, a form of which was filed as Exhibit 10(r) to MSC’s Annual Report on Form 10-K for the fiscal year ended February 28, 1999, and is incorporated herein by reference. The Indemnification Agreement sets forth the terms under which MSC officers would be indemnified by the Company in accordance with the General Corporation Law of the State of Delaware.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibit No.	Description of Exhibits

	99.1	Press Release dated February 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATERIAL SCIENCES CORPORATION
(Registrant)

Date: February 12, 2010	By:	/s/ Clifford D. Nastas
	Name:	Clifford D. Nastas
	Title:	Chief Executive Officer

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